Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Annual Report of Moro Corporation, (the "Company") on Form 10-KSB for the period ended December 31, 2002 (the "Report"), I, David W. Menard, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ David W. Menard
                                              ---------------------------
                                              David W. Menard
                                              Chief Executive Officer and
                                              Chief Financial Officer